SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

FRANKLIN TEMPLETON LOGO GOES HERE


                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                       IMPORTANT SHAREHOLDER INFORMATION


This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 2.


We urge you to spend a few minutes with the proxy statement reviewing the proposals at hand. Then, fill out your proxy card and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money. We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us. If you have any questions, call the Fund Information Department at 1-800/DIAL BEN.

FRANKLIN TEMPLETON LOGO GOES HERE



                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST


                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS


The Annual Meeting ("Meeting") of shareholders of Templeton Global Governments Income Trust (the "Trust") will be held at 500 E. Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, February 17, 1998 at 10:00 A.M.
(EST).


During the Meeting, shareholders of the Trust will vote on three proposals:

1. The election of Trustees of the Trust to hold office for the terms specified;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Trust for the fiscal year ending August 31, 1998; and

3. The transaction of any other business as may properly come before the Meeting.


                                        By order of the Board of Trustees,


                                        Barbara J. Green,
                                        Secretary
January 5, 1998





--------------------------------------------------------------------------------
 Many shareholders hold shares in more than one Templeton Fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.
--------------------------------------------------------------------------------

                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST


                                PROXY STATEMENT



 - INFORMATION ABOUT VOTING:


   Who is eligible to vote?


   Shareholders of record at the close of business on December 19, 1997 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on all matters presented at the Meeting. The Notice of Meeting, the proxy, and the proxy statement were mailed to shareholders of record on or about January 5, 1998.


   On what issues am I being asked to vote?

   You are being asked to vote on three proposals:

    1. The election of four nominees to the position of Trustee;


    2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Trust for the fiscal year ending August 31, 1998; and


    3. The transaction of any other business that may properly come before the Meeting.

   How do the Trust's Trustees recommend that I vote?

   The Trustees unanimously recommend that you vote:

    1. FOR the election of nominees;


    2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors for the Trust; and


    3. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.


   How do I ensure that my vote is accurately recorded?


   You may attend the Meeting and vote in person or you may complete and return the attached proxy. Proxies that are properly signed, dated and received prior to the meeting will be voted as specified. If you specify a vote for any of the proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy, but don't specify a vote for any of the proposals 1 through 3, your shares will be voted in favor of the nominees for Trustee (proposal 1), in favor of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (proposal 2), and/or in accordance with the discretion of the persons named in the proxy as to any other matters (proposal 3).

   Can I revoke my proxy?


   You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated proxy that is received by the Trust at or prior to the meeting, or (3) attending the Meeting and voting in person.

 - THE PROPOSALS:

   1. ELECTION OF TRUSTEES:

   How are nominees selected?


   The Board of Trustees of the Trust (the "Board") established a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Trustees of the Trust. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Trust's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.


   Who are the nominees and Trustees?


   The Board is divided into three classes, and each year the term of office of one class expires. Harris J. Ashton, Gordon S. Macklin, Andrew H. Hines, Jr., and S. Joseph Fortunato have been nominated for three-year terms, set to expire at the 2001 Annual Meeting of Shareholders. These terms continue, however, until successors are duly qualified and elected. All of the nominees are currently members of the Board and all of the current Trustees are also directors or trustees of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").


   Certain nominees and Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr. who own, as of
   December   19,   1997,   approximately  19%  and  15%  respectively,  of  its
   outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). The Trust's investment manager and administrator are indirect wholly-owned subsidiaries of Resources. There are no family relationships among any of the Trustees or nominees for Trustee other than Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers.

   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Trustees.


   Listed below, for each nominee and Trustee, is a brief description of recent professional experience as well as each person's ownership of shares of the Trust and shares of all funds in the Franklin Templeton Group of
   Funds:


                                                                                        Shares
                                                                                     Beneficially
                                                                                     Owned in the
                                                                                       Franklin
                                                                 Trust Shares          Templeton
                                                              Beneficially Owned    Group of Funds
                                Principal Occupation            and % of Total      (including the
   Name and Offices               During Past Five              Outstanding on       Trust) as of
    with the Trust                  Years and Age              December 19, 1997   November 18, 1997
----------------------- ------------------------------------- -------------------- ------------------
   Nominees to serve until 2001 Annual Meeting of Shareholders:

   HARRIS J. ASHTON     Director of RBC Holdings Inc. (a      500 (**)                  304,319
   Trustee since 1992   bank holding company) and Bar-S
                        Foods (a meat packing company);
                        formerly, chairman of the board,
                        president and chief executive
                        officer of General Host
                        Corporation (nursery and craft
                        centers); and director or trustee of
                        52 of the investment companies in
                        the Franklin Templeton Group of
                        Funds. Age 65.



                                       4


                                                                                        Shares
                                                                                     Beneficially
                                                                                     Owned in the
                                                                                       Franklin
                                                                 Trust Shares          Templeton
                                                              Beneficially Owned    Group of Funds
                                 Principal Occupation           and % of Total      (including the
    Name and Offices               During Past Five             Outstanding on       Trust) as of
     with the Trust                  Years and Age             December 19, 1997   November 18, 1997
------------------------- ----------------------------------- -------------------- ------------------
   GORDON S. MACKLIN      Chairman of White River             2,000 (**)                229,733
   Trustee since 1993     Corporation (financial services);
                          director of Fund American
                          Enterprises Holdings, Inc., MCI
                          Communications Corporation,
                          CCC Information Services Group,
                          Inc. (information services),
                          MedImmune, Inc. (biotechnology),
                          Shoppers Express (home
                          shopping) and Spacehab, Inc.
                          (aerospace services); formerly,
                          chairman of Hambrecht and Quist
                          Group, director of H&Q
                          Healthcare Investors and president
                          of the National Association of
                          Securities Dealers, Inc.; and
                          director or trustee of 51 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds. Age 69.

   ANDREW H. HINES, JR.   Consultant for the Triangle          163 (**)                  33,992
   Trustee since 1990     Consulting Group; executive-in-
                          residence of Eckerd College
                          (1991-present); formerly, chairman
                          of the board and chief executive
                          officer of Florida Progress
                          Corporation (1982-1990) and
                          director of various of its
                          subsidiaries; and director or
                          trustee of 24 of the investment
                          companies in the Franklin
                          Templeton Group of Funds.
                          Age 74.


                                       5


                                                                                          Shares
                                                                                       Beneficially
                                                                                       Owned in the
                                                                                         Franklin
                                                                   Trust Shares          Templeton
                                                                Beneficially Owned    Group of Funds
                                  Principal Occupation            and % of Total      (including the
    Name and Offices                During Past Five              Outstanding on       Trust) as of
     with the Trust                  Years and Age               December 19, 1997   November 18, 1997
------------------------ -------------------------------------- -------------------- ------------------
   S. JOSEPH FORTUNATO   Member of the law firm of Pitney,      100 (**)                  389,377
   Trustee since 1992    Hardin, Kipp & Szuch; formerly,
                         director of General Host
                         Corporation (nursery and craft
                         centers); and director or trustee of
                         54 of the investment companies in
                         the Franklin Templeton Group of
                         Funds. Age 65.


   Trustees serving until 2000 Annual Meeting of Shareholders:

   BETTY P. KRAHMER      Director or trustee of various civic   100 (**)                   97,228
   Trustee since 1990    associations; formerly, economic
                         analyst, U.S. government; and
                         director or trustee of 23 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds. Age 68.


                                       6


                                                                                     Shares
                                                                                  Beneficially
                                                                                  Owned in the
                                                                                    Franklin
                                                               Trust Shares         Templeton
                                                            Beneficially Owned   Group of Funds
                               Principal Occupation           and % of Total     (including the
   Name and Offices              During Past Five             Outstanding on      Trust) as of
    with the Trust                Years and Age             December 19, 1997   November 18, 1997
----------------------- ---------------------------------- -------------------- ------------------
   NICHOLAS F. BRADY*   Chairman of Templeton Emerging              0                23,314
   Trustee since 1993   Markets Investment Trust PLC;
                        chairman of Templeton Latin
                        America Investment Trust PLC;
                        chairman of Darby Overseas
                        Investments, Ltd. and Darby
                        Emerging Markets Investments
                        LDC (investment firms)
                        (1994-present); chairman and
                        director of Templeton Central and
                        Eastern European Investment
                        Company; director of the
                        Templeton Global Strategy Funds;
                        director of Amerada Hess
                        Corporation, Christiana
                        Companies, and the H.J. Heinz
                        Company; formerly, Secretary of
                        the United States Department of
                        the Treasury (1988-1993) and
                        chairman of the board of Dillon,
                        Read & Co., Inc. (investment
                        banking) prior to 1988; and
                        director or trustee of 23 of the
                        investment companies in the
                        Franklin Templeton Group of
                        Funds. Age 67.


                                       7


                                                                                                   Shares
                                                                                                Beneficially
                                                                                                Owned in the
                                                                                                  Franklin
                                                                            Trust Shares          Templeton
                                                                         Beneficially Owned    Group of Funds
                                           Principal Occupation            and % of Total      (including the
         Name and Offices                    During Past Five              Outstanding on       Trust) as of
          with the Trust                       Years and Age              December 19, 1997   November 18, 1997
---------------------------------- ------------------------------------- -------------------- ------------------
   CHARLES B. JOHNSON*             President, chief executive officer           1,000(**)         2,391,567
   Chairman of the Board           and director of Franklin
   since 1995 and Vice President   Resources, Inc.; chairman of the
   since 1992                      board and director of Franklin
                                   Advisers, Inc., Franklin Investment
                                   Advisory Services, Inc., Franklin
                                   Advisory Services, Inc. and
                                   Franklin Templeton Distributors,
                                   Inc.; director of Franklin/
                                   Templeton Investor Services, Inc.
                                   and Franklin Templeton Services,
                                   Inc.; formerly, director of General
                                   Host Corporation (nursery and
                                   craft centers); and officer and/or
                                   director or trustee, as the case may
                                   be, of most of the other
                                   subsidiaries of Franklin Resources,
                                   Inc. and 53 of the investment
                                   companies in the Franklin
                                   Templeton Group of Funds. Age
                                   64.


                                       8


                                                                                       Shares
                                                                                    Beneficially
                                                                                    Owned in the
                                                                                      Franklin
                                                                 Trust Shares         Templeton
                                                              Beneficially Owned   Group of Funds
                                Principal Occupation            and % of Total     (including the
   Name and Offices               During Past Five              Outstanding on      Trust) as of
    with the Trust                 Years and Age              December 19, 1997   November 18, 1997
----------------------- ------------------------------------ -------------------- ------------------
   EDITH E. HOLIDAY     Director (1993-present) of                    0                 1,542
   Trustee since 1996   Amerada Hess Corporation and
                        Hercules Incorporated; director of
                        Beverly Enterprises, Inc.
                        (1995-present) and H.J. Heinz
                        Company (1994-present); formerly,
                        chairman (1995-1997) and trustee
                        (1993-1997) of National Child
                        Research Center; assistant to the
                        President of the United States and
                        Secretary of the Cabinet
                        (1990-1993), general counsel to the
                        United States Treasury
                        Department (1989-1990) and
                        counselor to the Secretary and
                        Assistant Secretary for Public
                        Affairs and Public Liaison--
                        United States Treasury
                        Department (1988-1989); and
                        director or trustee of 16 of the
                        investment companies in the
                        Franklin Templeton Group of
                        Funds. Age 45.


                                       9


                                                                                       Shares
                                                                                    Beneficially
                                                                                    Owned in the
                                                                                      Franklin
                                                                Trust Shares          Templeton
                                                             Beneficially Owned    Group of Funds
                                Principal Occupation           and % of Total      (including the
   Name and Offices               During Past Five             Outstanding on       Trust) as of
    with the Trust                 Years and Age              December 19, 1997   November 18, 1997
----------------------- ------------------------------------ -------------------- ------------------
   Trustees serving until 1999 Annual Meeting of Shareholders:

   FRED R. MILLSAPS     Manager of personal investments      0                          248,325
   Trustee since 1990   (1978-present); director of various
                        business and nonprofit
                        organizations; formerly, chairman
                        and chief executive officer of
                        Landmark Banking Corporation
                        (1969-1978), financial vice
                        president of Florida Power and
                        Light (1965-1969), and vice
                        president of the Federal Reserve
                        Bank of Atlanta (1958-1965); and
                        director or trustee of 24 of the
                        investment companies in the
                        Franklin Templeton Group of
                        Funds. Age 68.

   JOHN WM. GALBRAITH   President of Galbraith Properties,   1,000 (**)               1,191,853
   Trustee since 1995   Inc. (personal investment
                        company); director of Gulf West
                        Banks, Inc. (bank holding
                        company) (1995-present); formerly,
                        director of Mercantile Bank
                        (1991-1995), vice chairman of
                        Templeton, Galbraith &
                        Hansberger Ltd. (1986-1992) and
                        chairman of Templeton Funds
                        Management, Inc. (1974-1991); and
                        director or trustee of 22 of the
                        investment companies in the
                        Franklin Templeton Group of
                        Funds. Age 76.


                                       10


                                                                                                Shares
                                                                                             Beneficially
                                                                                             Owned in the
                                                                                               Franklin
                                                                          Trust Shares         Templeton
                                                                       Beneficially Owned   Group of Funds
                                        Principal Occupation             and % of Total     (including the
       Name and Offices                   During Past Five               Outstanding on      Trust) as of
        with the Trust                      Years and Age              December 19, 1997   November 18, 1997
------------------------------- ------------------------------------- -------------------- ------------------
   RUPERT H. JOHNSON, JR.*      Executive vice president and                   0              16,257,479
   Trustee and Vice President   director of Franklin Resources,
   since 1992                   Inc. and Franklin Templeton
                                Distributors, Inc.; president and
                                director of Franklin Advisers, Inc.;
                                senior vice president and director
                                of Franklin Advisory Services, Inc.
                                and Franklin Investment Advisory
                                Services, Inc.; director of
                                Franklin/Templeton Investor
                                Services, Inc.; and officer and/or
                                director or trustee, as the case may
                                be, of most other subsidiaries of
                                Franklin Resources, Inc. and 57 of
                                the investment companies in the
                                Franklin Templeton Group of
                                Funds. Age 57.

   -------------------
    * Nicholas F. Brady, Charles B. Johnson, and Rupert H. Johnson, Jr. are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act limits the percentage of interested persons that comprise a fund's board of trustees. Charles B. Johnson and Rupert H.
     Johnson, Jr. are interested persons due to their ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby
     Overseas  Partners,  L.P.  ("Darby  Overseas"). Mr. Brady established Darby
     Overseas in February 1994, and is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Trustees of the Trust are not interested persons (the "Independent Trustees").

  ** Less than 1%



   How often do the Trustees meet and what are they paid?


   The Trustees generally meet quarterly to review the operations of the Trust and other funds within the Franklin Templeton Group of Funds. Each fund pays its Independent Directors and Mr. Brady an annual retainer and/or fees for attendance at Board and Committee meetings. This compensation is based on the level of assets in each fund. Accordingly, as of the last scheduled meeting, the Trust paid the Independent Trustees and Mr. Brady an annual retainer of $1,000 and a fee of $100 per meeting of the Board and its portion of a flat fee of $2,000 for each Audit Committee meeting and/or Nominating and Compensation Committee meeting attended. Trustees are not compensated for any Nominating and Compensation Committee meeting that is held in conjunction with a Board meeting. Independent Trustees are reimbursed by the Trust for any expenses incurred in attending Board and Committee meetings.


   During the fiscal year ended August 31, 1997, there were four meetings of the Board, one meeting of the Audit Committee, and one meeting of the Nominating and Compensation Committee. Each of the Trustees then in office attended at least 75% of the total number of meetings of the Board throughout the year.


   Certain Trustees and Officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by Templeton Investment Counsel, Inc., the Trust's investment manager, and its affiliates. Templeton Investment Counsel, Inc. or its affiliates pays the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Trust expenses.


   The following table shows the compensation paid to Independent Trustees and Mr. Brady by the Trust and by the Franklin Templeton Group of Funds:




                               Aggregate         Number of Boards within the      Total Compensation from
                             Compensation        Franklin Templeton Group of       the Franklin Templeton
     Name of Trustee        from the Trust*     Funds on which Trustee Serves        Group of Funds**
-------------------------   -----------------   -------------------------------   ------------------------
   Harris J. Ashton              $1,400                      52                           $339,842
   Andrew H. Hines, Jr.           1,408                      24                            144,175
   Edith E. Holiday               1,400                      16                             72,875
   Betty P. Krahmer               1,400                      23                            119,675
   Fred R. Millsaps               1,408                      24                            144,175
   S. Joseph Fortunato            1,400                      54                            356,762
   Gordon S. Macklin              1,400                      51                            332,492
   John Wm. Galbraith             1,408                      22                            117,675
   Nicholas F. Brady              1,400                      23                            119,675

    --------------------
     * For the fiscal year ended August 31, 1997.
    ** For the calendar year ended December 31, 1997.


   Who are the Executive Officers of the Trust?


   Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:




          Name and Offices                                  Principal Occupation
             with Trust                                During Past Five Years and Age
------------------------------------   ---------------------------------------------------------------
   CHARLES B. JOHNSON                  See Proposal 1, "Election of Trustees."
   Chairman of the Board since 1995
   and Vice President since 1992

   GREGORY E. McGOWAN                  Director and executive vice president of Templeton
   President since 1996                Investment Counsel, Inc.; executive vice president-
                                       international development and chief international general
                                       counsel of Templeton Worldwide, Inc., executive vice
                                       president, director and general counsel of Templeton
                                       International, Inc.; executive vice president and secretary of
                                       Templeton Global Advisors Limited; president of other
                                       Templeton Funds; formerly, senior attorney for the U.S.
                                       Securities and Exchange Commission; and an officer of 4 of the investment companies in the Franklin Templeton Group
                                       of Funds. Age 48.

   SAMUEL J. FORESTER, JR.             Vice president of 10 of the investment companies in the
   Vice President since 1996           Franklin Templeton Group of Funds; formerly, president of
                                       the Templeton Global Bond Managers, a division of
                                       Templeton Investment Counsel, Inc.; founder and partner of
                                       Forester, Hairston Investment Management (1989-1990),
                                       managing director (Mid-East Region) of Merrill Lynch,
                                       Pierce, Fenner & Smith Inc. (1987-1988) and advisor for
                                       Saudi Arabian Monetary Agency (1982-1987). Age 49.

   RUPERT H. JOHNSON, JR.              See Proposal 1, "Election of Trustees."
   Vice President since 1992

   HARMON E. BURNS                     Executive vice president, secretary and director of Franklin
   Vice President since 1996           Resources, Inc.; executive vice president and director of
                                       Franklin Templeton Distributors, Inc. and Franklin
                                       Templeton Services, Inc.; executive vice president of Franklin
                                       Advisers, Inc.; director of Franklin/Templeton Investor
                                       Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
                                       Resources, Inc. and 57 of the investment companies in the
                                       Franklin Templeton Group of Funds. Age 52.


                                       13


       Name and Offices                                Principal Occupation
          with Trust                              During Past Five Years and Age
------------------------------   -----------------------------------------------------------------
   CHARLES E. JOHNSON            Senior vice president and director of Franklin Resources, Inc.;
   Vice President since 1996     senior vice president of Franklin Templeton Distributors,
                                 Inc.; president and director of Templeton Worldwide, Inc.;
                                 president, chief executive officer, chief investment officer and director of Franklin Institutional Services Corporation;
                                 chairman and director of Templeton Investment Counsel,
                                 Inc.; vice president of Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin
                                 Resources, Inc.; and officer and/or director or trustee, as the case may be, of 37 of the investment companies in the
                                 Franklin Templeton Group of Funds. Age 41.

   DEBORAH R. GATZEK             Senior vice president and general counsel of Franklin
   Vice President since 1996     Resources, Inc.; senior vice president of Franklin Templeton
                                 Services, Inc. and Franklin Templeton Distributors, Inc.; vice president of Franklin Advisers, Inc. and Franklin Advisory
                                 Services, Inc.; vice president, chief legal officer and chief operating officer of Franklin Investment Advisory Services,
                                 Inc.; and officer of 57 of the investment companies in the
                                 Franklin Templeton Group of Funds. Age 49.

   MARK G. HOLOWESKO             President and chief investment officer of Templeton Global
   Vice President since 1989     Advisors Limited; executive vice president and director of
                                 Templeton Worldwide, Inc.; formerly, investment
                                 administrator with RoyWest Trust Corporation (Bahamas)
                                 Limited (1984-1985); and officer of 23 of the investment
                                 companies in the Franklin Templeton Group of Funds.
                                 Age 37.

   MARTIN L. FLANAGAN            Senior vice president and chief financial officer of Franklin
   Vice President since 1989     Resources, Inc.; director and executive vice president
                                 of Templeton Worldwide, Inc.; director, executive vice
                                 president and chief operating officer of Templeton Investment
                                 Counsel, Inc.; senior vice president and treasurer of Franklin
                                 Advisers, Inc.; treasurer of Franklin Advisory Services, Inc.;
                                 treasurer and chief financial officer of Franklin Investment
                                 Advisory Services, Inc.; president of Franklin Templeton
                                 Services, Inc.; senior vice president of Franklin/Templeton
                                 Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 57 of the investment companies in the
                                 Franklin Templeton Group of Funds. Age 37.

                                       14


       Name and Offices                               Principal Occupation
          with Trust                             During Past Five Years and Age
------------------------------   ---------------------------------------------------------------
   NEIL S. DEVLIN                Executive vice president and chief investment officer of
   Vice President since 1993     Templeton Global Bond Managers, a division of Templeton
                                 Investment Counsel, Inc.; formerly, portfolio manager and
                                 bond analyst for Constitution Capital Management
                                 (1985-1987), and a bond trader and research analyst for the
                                 Bank of New England (1982-1985); and officer of 4 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds. Age 40.

   JOHN R. KAY                   Vice president and treasurer of Templeton Worldwide, Inc.;
   Vice President since 1994     assistant vice president of Franklin Templeton Distributors,
                                 Inc.; formerly, vice president and controller of the Keystone
                                 Group, Inc.; and officer of 27 of the investment companies in the Franklin Templeton Group of Funds. Age 57.

   ELIZABETH M. KNOBLOCK         General counsel, secretary and a senior vice president of
   Vice President-Compliance     Templeton Investment Counsel, Inc.; senior vice president of
   since 1996                    Templeton Global Investors, Inc.; formerly, vice president and associate general counsel of Kidder Peabody & Co. Inc.
                                 (1989-1990), assistant general counsel of Gruntal & Co., Inc.
                                 (1988), vice president and associate general counsel of
                                 Shearson Lehman Hutton Inc. (1988), vice president and
                                 assistant general counsel of E.F. Hutton & Co. Inc.
                                 (1986-1988), and special counsel of the Division of Investment
                                 Management of the U.S. Securities and Exchange
                                 Commission (1984-1986); and officer of 23 of the investment companies in the Franklin Templeton Group of Funds.
                                 Age 42.

   BARBARA J. GREEN              Senior vice president of Templeton Worldwide, Inc.; senior
   Secretary since 1996          vice president of Templeton Global Investors, Inc.; formerly, deputy director of the Division of Investment Management,
                                 executive assistant and senior advisor to the chairman,
                                 counsellor to the chairman, special counsel and attorney
                                 fellow, U.S. Securities and Exchange Commission (1986-1995), attorney, Rogers & Wells, and judicial clerk, U.S. District
                                 Court (District of Massachusetts); and secretary of 23 of the investment companies in the Franklin Templeton Group of
                                 Funds. Age 50.


                                       15


    Name and Offices                             Principal Occupation
       with Trust                           During Past Five Years and Age
-------------------------   --------------------------------------------------------------
   JAMES R. BAIO            Certified public accountant; treasurer of Franklin Mutual
   Treasurer since 1994     Advisers, Inc.; senior vice president of Templeton Worldwide,
                            Inc., Templeton Global Investors, Inc. and Templeton Funds
                            Trust Company; formerly, senior tax manager with Ernst &
                            Young (certified public accountants) (1977-1989); and
                            treasurer of 24 of the investment companies in the Franklin
                            Templeton Group of Funds. Age 43.

  2. RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS:

  How is an independent auditor selected?


  The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines, and Millsaps, all of whom are Independent Trustees. The Audit Committee reviews generally the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian, reviews both the audit and non-audit work of the Trust's independent auditors, and submits a recommendation to the Board as to the selection of an independent auditor.


  Which independent auditor did the Board of Trustees select?


  For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017.
  McGladrey & Pullen, LLP has been the auditors of the Trust since its inception in 1988, and has examined and reported on the fiscal year-end financial statements dated August 31, 1997, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen,
  LLP nor any of its members have any material direct or indirect financial interest in the Trust.


  Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   3. OTHER BUSINESS:


   The Trustees know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.



 - INFORMATION ABOUT THE TRUST


   The Trust's last audited financial statements and annual report, dated August 31, 1997, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.


   As of December 19, 1997, the Trust had 22,842,821 shares outstanding and net assets of $180,485,166. The Trust's shares are listed on the NYSE (symbol: TGG). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 19, 1997, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.


   In addition, to the knowledge of the Trust's management, as of December 19, 1997, no nominee or Trustee of the Trust owned 1% or more of the outstanding shares of the Trust, and the Officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.


   Section  16(a)  Beneficial  Ownership  Reporting  Compliance. U.S. securities laws require that the Trust's shareholders owning more than 10% of outstanding shares, Trustees and Officers, as well as affiliated persons of its investment manager, report their ownership of the Trust's shares and any changes in that ownership. During the fiscal year ended August 31, 1997, the filing dates for these reports were met. In making this disclosure, the Trust relied upon the written representations of the persons affected and copies of their relevant filings.

   The Investment Manager. The investment manager of the Trust is Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc.
   ("Investment Counsel"), a Florida corporation with offices at 500 East Broward Boulevard, Suite 2100, Ft. Lauderdale, Florida 33394-3091. Pursuant to an investment management agreement dated October 30, 1992, and last amended and restated as of December 6, 1994, Investment Counsel manages the investment and reinvestment of Trust assets. Investment Counsel is an indirect, wholly-owned subsidiary of Resources.


   The Administrator. The administrator of the Trust is Franklin Templeton Services, Inc. ("FT Services"), with offices at 777 Mariners Island Blvd., San Mateo, California 94403-7777, an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement dated October 1, 1996, FT Services performs certain administrative functions for the Trust. In addition, pursuant to a sub-administration agreement with Dean Witter InterCapital Inc. ("Dean Witter"), Dean Witter performs, subject to FT Services' supervision, various administrative functions for the Trust. Dean Witter's principal offices are located at Two World Trade Center, New York, New York 10048.


   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Trust is Dean Witter Trust Company, Harborside Financial Center, Plaza II, Jersey City, New Jersey 07311, pursuant to a service agreement dated October 2, 1989.


   The Custodian. The custodian for the Trust is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081, pursuant to a custody agreement dated November 22, 1988 and amended July 5, 1996.

 - FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDERS MEETING:


   Solicitation of Proxies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust does not reimburse Trustees and Officers of the Trust, and regular employees of the investment manager involved in the solicitation of proxies.


   Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers and clients will request voting instructions from their customers and clients. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the NYSE permits the broker-dealers to vote on behalf of their customers and clients.


   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.


   Methods of Tabulation. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the Trust's shares present and voting at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Trust's shares present and voting at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Trust's shares present and voting at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2 and 3.

   Simultaneous Meetings. The Meeting is to be held at the same time as the meetings of Shareholders of Templeton Emerging Markets Fund, Inc., Templeton Global Income Fund, Inc., Templeton China World Fund, Inc., and Templeton Emerging Markets Income Fund, Inc. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.


   Adjournment. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting. Abstentions and broker non-votes will not be voted for or against any adjournment to permit further solicitation of proxies. Proxies will be voted as specified. Those proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.


   Shareholder Proposals. The Trust anticipates that its next annual meeting will be held in February, 1999. Shareholder proposals to be presented at the next annual meeting must be received at the Trust's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida 33394-3091, no later than September 8, 1998.



                                      By order of the Board of Trustees,



                                      Barbara J. Green,
                                      Secretary

     January 5, 1998

                                                                      APPENDIX A



                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 17, 1998
                              PLEASE VOTE PROMPTLY


           This Proxy is Solicited on behalf of the Board of Trustees


The undersigned hereby appoints BARBARA J. GREEN, JAMES R. BAIO, and JOHN R. KAY, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of Templeton Global Governments Income Trust (the "Trust") to be held at the Trust's offices, 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, on Tuesday, February 17, 1998 at 10:00 A.M., EST, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR all nominees for Trustee in Proposal 1, and in favor of Proposal 2, and within the discretion of the Proxyholders as to Proposal 3.

Please date this Proxy and sign exactly as your name appears hereon. If more than one owner is registered as such, all must sign. If signing as attorney, executor, trustee or any other representative capacity, or as a corporate officer, please give full title.

                 (Continued, and to be signed on the other side)

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
[X] PLEASE MARK YOUR
    BALLOT AS INDICATED
    IN THIS EXAMPLE.

The Board of Trustees Recommends a vote FOR Proposals 1 through 3.         Proposal 2--Ratification of the      FOR AGAINST ABSTAIN
                                                                           selection of McGladrey & Pullen,     [ ]    [ ]    [ ]
Proposal 1 -- Election of Trustees                                         LLP as independent auditors for the
                                     FOR all nominees       WITHHOLD       Trust for the fiscal year ending
                                     listed (except as      AUTHORITY      August 31, 1998.
Nominees:                            marked to the right) to vote for all
Harris J. Ashton, Gordon S. Macklin,                      nominees listed
Andrew H. Hines, Jr., and                 [  ]                [  ]

S. Joseph Fortunato.

To withhold authority to vote for any                                      Proposal 3--In their discretion, the FOR AGAINST ABSTAIN
individual nominee, write that nominee's                                   Proxyholders are authorized to vote  [ ]    [ ]    [ ]
name on the line below.                                                    upon such other matters which may
                                                                           legally come before the Meeting or
________________________________________                                   any adjournments thereof.
                                                                                                                I PLAN TO ATTEND
                                                                                                                THE MEETING   [ ]

                                                                                                                Date: _____________


                                                               Please make sure to sign and date this Proxy using black or blue ink.
                                                               _____________________________________________________________________

                                                               _____________________________________________________________________

                                                                                Shareholder sign in the box above.
                                                               _____________________________________________________________________

                                                               _____________________________________________________________________

                                                                             Co-Owner (if any) sign in the box avove
-----------------------------------------------------------------------------------------------------------------------------------
                                                    PLEASE DETACH AT PERFORATION

                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

--------------------------------------------------------------------------------

                                   IMPORTANT

                      PLEASE SEND IN YOUR PROXY ... TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------